Supplement dated August 26, 2026
to the Prospectus and Summary Prospectus, as supplemented, of the following Fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia International Dividend Income Fund	January 1, 2026
Effective September 1, 2026, the portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the "Summary of the Fund" section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Georgina Hellyer, CFA	Portfolio Manager	Lead Portfolio Manager	2018
Matthew Van de Schootbrugge, CFA	Portfolio Manager	Portfolio Manager	August 2026
The rest of the section remains the same.
Effective September 1, 2026, the portfolio manager information under the caption “Primary Service Provider Contracts - Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Managed Fund Since
Georgina Hellyer, CFA	Portfolio Manager	Lead Portfolio Manager	2018
Matthew Van de Schootbrugge, CFA	Portfolio Manager	Portfolio Manager	August 2026
Ms. Hellyer joined Threadneedle Asset Management Limited, a Participating Affiliate, in 2011. Ms. Hellyer began her investment career in 2006 and earned a degree in Philosophy, Politics and Economics from the University of Oxford.
Mr. Van de Schootbrugge joined Threadneedle Asset Management Limited, a Participating Affiliate, in 2011. Mr. Van de Schootbrugge began his investment career in 2015 and earned a BSc in Accounting and Finance from the University of Bath.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP154_08_006_(08/26)